UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) – January 18, 2023

COOPER-STANDARD HOLDINGS INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36127	20-1945088
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40300 Traditions Drive,	Northville	Michigan	48168
(Address of principal executive offices)			(Zip code)
Registrant’s telephone number, including area code (248) 596-5900

Check the appropriate box below in the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CPS	New York Stock Exchange
Preferred Stock Purchase Rights	_	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01 Entry Into a Material Definitive Agreement

Amendments to 2026 Senior Notes Indenture

Following receipt of the requisite consents in the Consent Solicitation (as defined herein), Cooper-Standard Automotive Inc. (“CSA”), a wholly-owned subsidiary of Cooper-Standard Holdings Inc. (the “Company”), the guarantors named therein and U.S. Bank Trust Company, National Association (successor in interest to U.S. Bank National Association), as trustee, entered into a first supplemental indenture (the “Supplemental Indenture”) to the indenture governing CSA’s existing 5.625% Senior Notes due 2026 (the “2026 Senior Notes”) to eliminate substantially all of the covenants, certain events of default and certain other provisions contained in the 2026 Senior Notes and the indenture governing the 2026 Senior Notes and to release and discharge the guarantee of the 2026 Senior Notes by the Company (collectively, the “Amendments”). The Amendments in the Supplemental Indenture will become operative on the Settlement Date (as defined herein).

The foregoing description of the Supplemental Indenture is not complete and is qualified in its entirety by reference to the full text of the Supplemental Indenture, a copy of which is filed as Exhibit 4.1 and is incorporated herein by reference.

Item 8.01 Other Events.

On January 23, 2023, the Company issued a press release announcing the expiration and final results of its previously announced Concurrent Notes Offering, Exchange Offer and Consent Solicitation (each as defined below) undertaken in connection with certain refinancing transactions (collectively, the “Refinancing Transactions”) by CSA. The Concurrent Notes Offering, the Exchange Offer and the Consent Solicitation each expired at one minute past 11:59 PM New York City time on January 18, 2023 (the “Expiration Time”). The Refinancing Transactions include, among other things, the following: (i) an offering (the “Concurrent Notes Offering”) of $580 million in aggregate principal amount of 13.50% Cash Pay / PIK Toggle Senior Secured First Lien Notes due 2027 (the “New First Lien Notes”), newly issued by CSA and guaranteed by CS Intermediate HoldCo 1 LLC (“Holdings”) and certain of CSA’s subsidiaries, to holders of CSA’s 2026 Senior Notes or their designees, who participated in the Exchange Offer (as defined herein), for cash, (ii) an exchange offer (the “Exchange Offer”) for any and all of $400.0 million in aggregate principal amount of 2026 Senior Notes to holders of 2026 Senior Notes who participated in the Concurrent Notes Offering in exchange for CSA’s newly issued 5.625% Cash Pay / 10.625% PIK Toggle Senior Secured Third Lien Notes due 2027 (the “New Third Lien Notes” and together with the New First Lien Notes, the “New Notes”) on a par-for-par basis, and (iii) a related consent solicitation (the “Consent Solicitation”) for the Amendments. As of the Expiration Time, $518,296,700 of New First Lien Notes were validly subscribed for in the Concurrent Notes Offering, with an additional $61,703,300 of New First Lien Notes to be issued pursuant to the commitments by the backstop commitment parties, and $357,446,000 of the 2026 Senior Notes (representing approximately 89.36% of the outstanding 2026 Senior Notes) were validly tendered and accepted for exchange by CSA in the Exchange Offer. The Concurrent Notes Offering and the Exchange Offer are expected to settle on or about January 27, 2023 (the “Settlement Date”).

A copy of the Company’s press release is being furnished as Exhibit 99.1 and is incorporated herein by reference.

Cautionary Note Regarding Refinancing Transactions

The closing of the Refinancing Transactions is conditioned on the satisfaction or waiver of certain conditions precedent. The Refinancing Transactions may not be completed as contemplated or at all. If the Company is unable to complete the Refinancing Transactions or any other alternative transactions, on favorable terms or at all, due to market conditions or otherwise, its financial condition could be materially adversely affected.

This report shall not constitute an offer to sell or a solicitation of an offer to buy, nor shall there be any sale of any of these securities, in any jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. The New Notes offered in the Concurrent Notes Offering and the Exchange Offer have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws, and unless so registered, may not be offered or sold in the United States or to U.S. persons except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K, including the exhibits attached hereto, includes “forward-looking statements” within the meaning of U.S. federal securities laws, and we intend that such forward-looking statements be subject to the safe harbor created thereby. When used in this report, including the exhibits attached hereto, the words “estimate,” “expect,” “anticipate,” “project,” “plan,” “intend,” “believe,” “outlook,” “guidance,” “forecast,” or future or conditional verbs, such as “will,” “should,” “could,”

“would,” or “may,” and variations of such words or similar expressions are intended to identify forward-looking statements. All forward-looking statements are based upon the Company’s expectations and various assumptions. The Company’s expectations, beliefs, and projections are expressed in good faith and the Company believes there is a reasonable basis for them. However, no assurances can be made that these expectations, beliefs and projections will be achieved. Forward-looking statements are not guarantees of future performance and are subject to significant risks and uncertainties that may cause actual results or achievements to be materially different from the future results or achievements expressed or implied by the forward-looking statements. These risks and uncertainties and other important factors include, but are not limited to, those described under the heading “Risk Factors” in the Company’s most recent annual report on Form 10-K under Item 1A of Part 1 and in the Company’s most recent quarterly report on Form 10-Q under Item 1A of Part II and other risk factors identified from time to time in the Company’s filings with the U.S. Securities and Exchange Commission. Readers should carefully review these risk factors, and should not place undue reliance on the Company’s forward-looking statements. There may be other factors that may cause the Company’s actual results to differ materially from the forward-looking statements. All forward-looking statements apply only as of the date of this report, and the date of the exhibit attached hereto, and are expressly qualified in their entirety by the cautionary statements included in this report. The Company undertakes no obligation to publicly update or otherwise revise any forward-looking statements, whether as a result of new information, future events or otherwise, except where we are expressly required to do so by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 4.1 First Supplemental Indenture, dated as of January 20, 2023, by and among Cooper-Standard Automotive Inc., the guarantors party thereto and U.S. Bank Trust Company, National Association, as trustee, relating to the 5.625% Senior Notes due 2026.

The following exhibits are furnished pursuant to Item 9.01 of Form 8-K:

Exhibit 99.1 Press Release, dated January 23, 2023.

Exhibit 104 The cover page of this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
        Cooper-Standard Holdings Inc.

/s/ Joanna M. Totsky
Name:	Joanna M. Totsky
Title:	Senior Vice President, Chief Legal Officer and Secretary
Date: January 23, 2023